Exhibit 99.3 REVOLVING CREDIT NOTE $40,000,000 Pittsburgh, Pennsylvania July 29, 2016 FOR VALUE RECEIVED, the undersigned, SUN HYDRAULICS CORPORATION, a Florida corporation (herein called the "Borrower"), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Lender"), the lesser of (i) the principal sum of FORTY MILLION DOLLARS (US$40,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to that certain Credit Agreement, dated as of July 29, 2016, among the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, and PNC Bank, National Association, as administrative agent for the Lenders (hereinafter referred to in such capacity as the "Administrative Agent") (as amended, restated, modified, or supplemented from time to time, the "Credit Agreement"), payable by 1:00 p.m. Pittsburgh time on the Expiration Date, together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to, or as otherwise provided in, the Credit Agreement. Interest on the unpaid principal balance hereof from time to time outstanding from the date hereof will be payable at the times provided for in the Credit Agreement. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, unless otherwise provided in the Credit Agreement, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. Upon the occurrence and during the continuation of an Event of Default, and at the Administrative Agent's discretion or upon written demand by the Required Lenders, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note (this "Note") and all other obligations due and payable to the Lender pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered. Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim, or other deduction of any nature at the office of the Administrative Agent located at 500 First Avenue, Pittsburgh, Pennsylvania 15219 unless otherwise directed in writing by the Administrative Agent, in lawful money of the United States of America in immediately available funds or such Optional Currency as has been selected by the Borrower in accordance with the Credit Agreement.

- 2 - 4821-5291-3973, v. 1 This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests, and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement. This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement. This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of Florida without giving effect to its conflict of laws principles. All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement. DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $2,450.00 HAVE BEEN PAID TO THE FLORIDA DEPARTMENT OF REVENUE. [SIGNATURE PAGE FOLLOWS]

Exhibit 99.3 [SIGNATURE PAGE TO REVOLVING CREDIT NOTE] IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Note by its duly authorized officer with the intention that it constitute a sealed instrument. SUN HYDRAULICS CORPORATION, a Florida corporation By: /s/ Tricia L. Fulton (SEAL) Name: Tricia L. Fulton Title: Chief Financial Officer #460366-v2;AVE1_GENERAL